U.S. Securities and Exchange Commission
                                Washington, D.C.
                                      20549


                                   Form 8-K/A

                                 CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): March 1, 2003
                                                   -------------

                    HUAYANG INTERNATIONAL HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


           Nevada                000-30173               58-1667944
      (State or other)          (Commission           (I.R.S. Employer
        jurisdiction            File Number)        Identification Number)
      of incorporation

      386 Qing Nian Avenue, Shenyang, China                 110004
     (Address of principal executive offices)            (Zip Code)

                           011 (86)(24) 2318-0688
                (Issuer's telephone number, including area code)


                               Not Applicable
          (Former name or former address, if changed since last report)


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Item 4.     Changes in Registrant's Certifying Accountant.

(a)(i) On March 1, 2003, Huayang International Holdings, Inc. (the "Company") dismissed the firm of Moore Stephens Wurth Frazer and Torbet, LLP ("MSWFT") as the Company's independent auditors.

(ii) MSWFT's reports of the financial statements of the Company for each of the past two fiscal years ending December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)The decision to dismiss MSWFT was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.

(iv) During the Company's two most recent fiscal years and the subsequent interim period preceding the termination of the client-auditor relationship on March 1, 2003, there were no disagreements with MSWFT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSWFT, would have caused MSWFT to make reference to the subject matter of the disagreements in connection with their audit report with respect to the financial statements of the Company.

(v) During the Company's two most recent fiscal years there was no disagreement or difference of opinion with MSWFT regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company has requested that MSWFT review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this Report.

(b)(i) On March 1, 2003, the Company engaged Thomas Leger & Co. LLP ("TLC") as its new independent accountants. The decision to engage TLC was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.

(ii) Prior to the engagement of TLC, the Company did not consult with such firm regarding the application of accounting principals to a specific transaction, either completed or contemplated, or any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B. The Company also did not consult with TLC regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by TLC.

Item 7. Exhibits

        16.1 Letter from Moore Stephens Wurth Frazer and Torbet, LLP Dated March 17, 2003



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Huayang International Holdings, Inc.


Date:  March 17, 2003         /s/ Gao WanJun
                              -----------------
                              Name:  Gao WanJun
                              Title:  President and Chief
                              Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
   16.1           Letter from Moore Stephens Wurth Frazer and Torbet, LLP
                  Dated March 17, 2003